EXHIBIT 24
                             POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                                      Signed:  /s/ Ben W. Agee
                                                        Name:  Ben W. Agee




     KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.

                                                   Signed:  /s/ Max E. Bobbitt
                                                     Name:  Max E. Bobbitt




     KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                                  Signed:  /s/ Dennis J. Ferra
                                                    Name:  Dennis J. Ferra




     KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                                      Signed:  /s/ Joe T. Ford
                                                        Name:  Joe T. Ford




     KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                                    Signed:  /s/ W. W. Johnson
                                                      Name:  W. W. Johnson





     KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                              Signed:  /s/ Emon A. Mahony, Jr.
                                                Name:  Emon A. Mahony, Jr.





     KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                           Signed:  /s/ George C. McConnaughey
                                             Name:  George C. McConnaughey





     KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                                Signed:  /s/ John P. McConnell
                                                  Name:  John P. McConnell





     KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                                    Signed:  /s/ Tom T. Orsini
                                                      Name:  Tom T. Orsini





     KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                                 Signed:  /s/ Philip F. Searle
                                                   Name:  Philip F. Searle





     KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                                   Signed:  /s/ John E. Steuri
                                                     Name:  John E. Steuri




     KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                                Signed:  /s/ Carl H. Tiedemann
                                                  Name:  Carl H. Tiedemann





     KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                                  Signed:  /s/ Ronald Townsend
                                                    Name:  Ronald Townsend


     KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                           Signed:  /s/ William H. Zimmer, Jr.
                                             Name:  William H. Zimmer, Jr.